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                                                                   EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No.33-85558; No. 333-57379) of CITATION Computer Systems, Inc. of our reports dated May 10, 2000, relating to the consolidated financial statements and financial statement schedule which appears in CITATION Computer Systems, Inc.'s Annual Report on Form 10-KSB for the year ended March 31, 2000.








PricewaterhouseCoopers LLP

St. Louis, Missouri
June 2, 2000













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